                             SETTLEMENT AGREEMENT


     This is an agreement to settle the dispute among Yorba Linda Medical Group, Inc. ("YLMG"), the senior shareholders of YLMG as identified on the signature page of this Agreement ("the Senior Shareholders"), the junior shareholders of YLMG as identified on the signature page of this Agreement ("the Junior Shareholders") who intend to form Yorba Linda Family Physicians, a Medical Group, Inc. ("YLFP") and Prospect Medical Holdings, Inc. ("PMH"), its subsidiaries and affiliates (collectively referenced as "Prospect").
This document sets out the material terms of the agreement, which will be memorialized in a long-form agreement to be drafted and signed by all parties.

     The parties have agreed to the following material terms and conditions:

     1.   SENIOR SHAREHOLDERS NON-COMPETE AND PMH STOCK SURRENDER.
          The Senior Shareholders will end their affiliation with Prospect and surrender to PMH all of the PMH stock which was previously issued to them plus the sum of $56,762.48. The stock and funds will be transferred July 1, 1998, but the service agreements between the Senior Shareholders and Prospect may terminate at a later date at the Senior Shareholders' option. Prospect will release the Senior Shareholders from the non-competition covenants contained in article X of the Stock Redemption Agreements previously entered into by each such physician. In addition, notwithstanding any provision contained in articles IX or X of the Stock Redemption Agreements, each Senior Shareholder may continue to treat those patients who have designated the Senior Shareholder as his or her primary care physician.

     2. JUNIOR STOCKHOLDERS NON-COMPETE AND YLMG STOCK SURRENDER. YLMG will release the Junior Shareholders from any restrictive covenant to which they may be bound under their agreements with YLMG. The Junior Shareholders will surrender to YLMG any and all of their ownership interest in YLMG and its assets. YLMG shall pay the sum of $5,000 to each Junior Shareholder in respect of the YLMG stock each is surrendering.

     3. NON-SOLICITATION OF PATIENTS. Notwithstanding the provisions of paragraphs 1 and 2 above, the parties acknowledge and agree that effective immediately and continuing through and including January 1, 2000, the names, addresses, and other data relating to the patients of the physicians who are signatories to this agreement, including but not limited to any list containing such information, shall be deemed "trade secrets" as defined under Civil Code
          Section 3426.1(d). The parties further agree that effective immediately and continuing through and including


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          January 1, 2000, no party may use any trade secret to
          solicit, directly or indirectly, any patient of any other physician signatory. However, nothing in this paragraph should be construed to prevent any signatory to this agreement from soliciting patients by general advertising, mass mailings, or other similar means which do not use protected trade secrets, as defined herein, as the basis for identifying the persons to whom the mailing or advertising is directed.

     4. JUNIOR SHAREHOLDERS ACCOUNTS RECEIVABLE. YLMG shall transfer to the Junior Shareholders (or YLFP if so designated by the Junior Shareholders) thirty percent (30%) of the net amount collected from all YLMG medical services rendered through June 30, 1998 which are collected after that date. Prospect shall continue billing and collecting for all YLMG medical services rendered prior to July 1, 1998 for a fee equal to eight percent (8%) of the amount collected on and after such date, which fee shall be retained by Prospect from said collections. Prospect shall remit thirty percent (30%) of such net collections to the Junior Shareholders and the balance to YLMG to be paid on the business day after collection. Payments on all patient accounts, including over-the-counter payments, shall be credited to the oldest account receivables. Global obstetrical fees for patients of the Junior Shareholders who deliver on or after July 1, 1998 shall be the responsibility and property of the Junior Shareholders. Prospect shall not be obligated to prepare financial statements on or after July 1, 1998, but shall continue to prepare the following reports which currently are provided to YLMG: (1) physician production report, (2) daily deposit report, and (3) accounts receivable collection report. Following the close of each month, Prospect shall deliver to YLMG a reconciliation covering any overpayments or other required adjustments.

     5. JUNIOR SHAREHOLDERS BACK PAY. The Junior Shareholders shall be entitled to all of their back pay accrued through May 31, 1998, together with interest at the rate of 8% from the first day of January next following the date such compensation became delinquent, with such payment to be made on July 1, 1998. Such back pay shall include, but not be limited to, task force stipends to be paid based upon meeting attendance from June 1997 through June 1998 at $250 per month. Additionally, the Junior Shareholders shall continue to be entitled to 40% of their collections through June 30, 1998, to be paid to the Junior Shareholders on or before July 31, 1998. All professional liability insurance premiums, licensing fees and dues which are due through June 30, 1998, and have been historically paid by YLMG, shall be paid by YLMG for all Junior Shareholders. However, YLFP agrees to reimburse YLMG for its pro-rata share of the July 1998 malpractice insurance premium (due in June 1998) from the joint signature account established pursuant to paragraph 8 herein.


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     6.   SCPIE STOCK.  YLMG shall release its claim and entitlement to the SCPIE Holdings stock currently registered in the names of the Junior Shareholders.

     7. JUNIOR SHAREHOLDERS PRACTICE NAME AND LOCATION. The Junior Shareholders will resign from employment with YLMG effective July 1, 1998, provided that all payments upon closing which are required by this Agreement have been made, and all other conditions precedent which are required by this Agreement have been satisfied, by that date. Thereafter, the Junior Shareholders will be permitted to maintain an office in their current building until November 30, 1998, under a comprehensive full service lease with rent at $1.75 per square foot and commercially reasonable terms under which the Junior Shareholders will be responsible for insurance. Rent for holding over from December 1, 1998 through December 15, 1998 shall be at 110% of base rent. Thereafter, rent shall be at 200% of the base rate. The Junior Shareholders will occupy the following three suites: Suites 130, 140 and 160 within the current building. The parties agree that some or all of the Junior Shareholders will be required to move their office location within the current building. The cost of the move within the current building will be borne by YLMG. Each physician will maintain custody of the medical records for his or her patients. The Junior Shareholders may use the name "Yorba Linda Family Physicians, a Medical Group, Inc." but will not be entitled to external signage at the current Yorba Linda building.
          The Junior Shareholders may use an internal sign of similar size and style as the existing YLMG Urgent Care sign. All other current internal signage shall be modified to reflect the change in affiliation of the Junior Shareholders from YLMG to YLFP. The Junior Shareholders may use without charge the furniture and medical equipment of YLMG in the offices they occupy until they vacate the Yorba Linda building. However, the Junior Shareholders shall pay thirty (30%) of the current lease payment obligations of YLMG for the telephone system and photocopiers. Payment shall be made by YLFP no later than ten business days after presentment of the approved invoice by YLMG. Upon vacating the Yorba Linda building, the Junior Shareholders may take (1) the furniture from their back office consultation rooms, (2) five (5) hand held dopplers, and (3) the NST machine, but no other furniture, equipment or supplies. The Junior Shareholders will be responsible for all administration and management of their practices on and after July 1, 1998.

     8. JUNIOR SHAREHOLDERS START-UP EXPENSES. YLMG shall reimburse the Junior Shareholders for their reasonable start-up expenses of their new offices away from the current building, including but not limited to, moving expenses and tenant improvements. Such expenses shall not include salaries or working capital. YLMG's maximum obligation for such expenses is $150,000, and YLMG will pay that sum ($150,000) into a joint signature account established no later than July 1, 1998. Each check on


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          such account shall be co-signed by one authorized Senior
          Shareholder and one authorized Junior Shareholder. Only one distribution shall be made from the account each week, on Friday, for expenses submitted for payment on or before the close of business on the preceding business day. Interest, if any, on the account shall accrue to YLMG.

     9. ATTORNEY'S FEES. YLMG and the Senior Shareholders represent to Prospect and the Junior Shareholders that none of the attorneys' fees incurred in association with negotiations with St. Jude Heritage Health Foundation, in connection with the negotiation of this Agreement, or in connection with the pending litigation between the parties have been borne by YLMG.

     10. COOPERATING ON TRANSFER. The parties will cooperate on any patient transfer issues which arise from this Agreement. Such cooperation will include, but not be limited to, drafting a "neutral" announcement, the form of which will be agreed upon prior to being sent to the patients of the Senior Shareholders or Junior Shareholders. Prospect will cooperate in transferring management and administrative functions to YLMG and its agents or designees, and shall authorize third party payors to release information on the Senior Shareholders patients to the designee of YLMG. Such designee shall be considered a successor in interest with respect to enforcement of this provision.

     11. COOPERATING ON PATIENT CARE. The parties will cooperate on the continuing patient care of their respective patients on and after July 1, 1998. Such cooperation shall include, but not be limited to, properly directing patients presenting at the YLMG or YLFP offices to the proper location for such patients' designated physician, allowing YLFP use of the flexible sigmoidoscopy, colposcopy and treadmill equipment and facilities (for which YLMG will reimbursed at the rate of $35 per case), and directing telephone inquiries from patients to the appropriate designated physician or such physician's staff.

     12. TRANSITION TEAM. A transition team comprised of Kenneth K. Tan, M.D., representing the Senior Shareholders, and Paul M. Jordan, M.D., representing the Junior Shareholders, shall be established effective immediately and shall continue in existence until at least January 15, 1999. During its first two months of operations, the transition team shall meet at least twice a week to discuss and resolve operational and other issues which arise in connection with the transition of the Junior Shareholders and their patients from YLMG to YLFP. Thereafter the transition team shall meet at least once a week for that purpose. In the first instance, the parties shall report to their designated representative any and all issues which arise in connection with the transition. In the event the transition team is not able to effect a


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          satisfactory resolution of an issue raised by a party, the party shall submit the issue to mediation. YLMG and YLFP shall split equally the fees of the mediator. However, nothing in this paragraph shall be construed to require the parties to mediate any dispute arising in connection with any alleged breach of this Agreement. Mediation shall be required only for issues arising in connection with the transition, as discussed herein.

     13. PMH STOCK CERTIFICATES. Phillip J. Goldberg shall collect and maintain custody of the PMH stock certificates from the Senior Shareholders, so that they can be surrendered to PMH upon the execution of the long form agreement.

     14.  MUTUAL RELEASE.   Prospect and the Junior Shareholders, on
          the one hand, and YLMG and the Senior Shareholders on the other hand, will mutually release each other, and their respective directors, officers, employees, and attorneys, from any and all existing claims, whether known or unknown, and also waive the provisions of California Civil Code
          Section 1542 so that full effect can be given to this release. Upon the signature by all parties of the long-form agreement, the Junior Shareholders shall dismiss with prejudice the action styled DENICOLA V. MCGINTY, Orange County Superior Court Case No. 795018. In addition, the Junior Shareholders shall request that the Court continue for two (2) weeks the hearing presently scheduled for June 30, 1998, in connection with the Junior Shareholders' petition for a writ of mandate requiring the disclosure of certain documents, in order to permit the parties to prepare and execute a long-form agreement.

     15. CLOSING. Except as otherwise provided in this agreement, the closing of the transaction between the parties and the delivery of payments and other materials shall occur at 9:00 a.m. on Wednesday, July 1, 1998 at the offices of YLMG.

     16. BINDING EFFECT. Although the parties anticipate drafting and executing a more formal agreement, this letter agreement, once fully executed, shall be binding upon the parties and fully enforceable under the provisions of California Code of Civil Procedure Section 664.6. This Agreement may be executed in counterparts and shall be deemed fully executed when each party has signed and transmitted a counterpart to the other. All counterparts taken together shall constitute a single agreement.


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     The parties have indicated their acceptance of the terms of this agreement by their signatures below.


/s/ Phillip J. Goldberg                     /s/ Lytton W. Smith, M.D.,
-----------------------------------         -----------------------------------
Phillip J. Goldberg                         Lytton W. Smith, M.D.,
Attorney for Yorba Linda                    President, Yorba Linda Medical
Medical Group, Inc., and the                Group, Inc.
Senior Shareholders


SENIOR SHAREHOLDERS                         /s/ R. Scott Hall, M.D.
                                            -----------------------------------
                                            R. Scott Hall, M.D., Secretary,
                                            Yorba Linda Medical Group, Inc.


/s/ W. Ray McGinty, M.D.                    /s/ Lytton W. Smith, M.D.
-----------------------------------         -----------------------------------
W. Ray McGinty, M.D.                        Lytton W. Smith, M.D.


/s/ John C. Schmidt, M.D.                   /s/ Fred M. Hurst, M.D.
-----------------------------------         -----------------------------------
John C. Schmidt, M.D.                       Fred M. Hurst, M.D.


/s/ Richard A. Kenfield, M.D.               /s/ R. Scott Hall, M.D.
-----------------------------------         -----------------------------------
Richard A. Kenfield, M.D.                   R. Scott Hall, M.D.


/s/James R.W. Leonard, M.D.                 /s/ Kenneth K. Tan, M.D.
-----------------------------------         -----------------------------------
James R.W. Leonard, M.D.                    Kenneth K. Tan, M.D.


/s/ Joanna K. Tan, M.D.                     /s/ Dean L. Okimoto, M.D.
-----------------------------------         -----------------------------------
Joanna K. Tan, M.D.                         Dean L. Okimoto, M.D.


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

JUNIOR SHAREHOLDERS


/s/ Charles H. Kanter, Esq.
-----------------------------------
Charles H. Kanter, Esq.
Attorney for Junior
Shareholders


/s/ Gregg A. DeNicola, M.D.                 /s/ Michael D. Hall, M.D.
-----------------------------------         -----------------------------------
Gregg A. DeNicola, M.D.                     Michael D. Hall, M.D.


/s/ Thomas C. Barker, M.D.                  /s/ Dennis J. Ponzio, M..D
-----------------------------------         -----------------------------------
Thomas C. Barker, M.D.                      Dennis J. Ponzio, M..D


/s/ Daniel L. May, M.D.                     /s/ Paul M. Jordan, M.D.
-----------------------------------         -----------------------------------
Daniel L. May, M.D.                         Paul M. Jordan, M.D.


PROSPECT


/s/ Kenneth E. Johnson, Esq.                /s/ Jacob Y. Terner, M.D.
-----------------------------------         -----------------------------------
Kenneth E. Johnson, Esq.                    Jacob Y. Terner, M.D., President,
Attorneys for Prospect                      Prospect Medical Holdings, Inc.


/s/ Gregg A. DeNicola, M.D.                 /s/ Gregg A. DeNicola, M.D.
-----------------------------------         -----------------------------------
Gregg A. DeNicola, M.D.,                    __________________, Secretary,
President, Prospect Medical                 Prospect Medical Holdings,
Group, Inc.                                 Inc.


/s/ Gregg A. DeNicola, M.D.
-----------------------------------
__________________, Secretary,
Prospect Medical Group, Inc.


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